UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2018

PROPEL MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55360	47-2133177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 900, Irvine, California 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 251-0640

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 13, 2018, Propel Media, Inc. (the “Company”) entered into a Sixth Amendment (the “Amendment”) to the Unit Exchange Agreement (the “Exchange Agreement”), dated as of October 10, 2014, as amended, by and among the Company, Kitara Media Corp. (“Kitara”), Propel Media LLC (formerly known as Future Ads LLC) (“Propel”), and the former members of Propel (the “Transferors”).

The Exchange Agreement provided that, on or prior to June 30, 2023, $10,000,000 of additional consideration (the “Additional Consideration”) is payable by the Company to the Transferors in cash and/or shares of the Company’s common stock (of which $5,000,000 was paid in June 2018). The Amendment modifies the payment terms of the remaining $5,000,000 of the Additional Consideration as follows:

●	The Exchange Agreement provides that, if the Additional Consideration has not been paid as of any December 31st prior to June 30, 2023, Jared Pobre has the right during the 10 business day period following such date to elect, on behalf of the Transferors, to receive the Additional Consideration in shares of the Company’s common stock. Under the Amendment, if the Company’s common stock is no longer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as December 31, 2018, or the Company is not required to file periodic reports as December 31, 2018, Jared Pobre waives the right to make this election during the ten business day period after such date.

●	Prior to the Amendment, the Exchange Agreement provided that, in the event the Transferors received the Additional Consideration in shares of the Company’s common stock, the shares would be valued at the closing market price on any exchange on which the shares are then listed (or the closing bid price on the over-the-counter bulletin board if the shares are not so listed). Under the Amendment, if the Company’s common stock is no longer registered under the Exchange Act or the Company is not required to file periodic reports, the Company’s common stock instead will be valued by a nationally recognized investment banking, accounting or valuation firm selected by the Company with the consent of Jared Pobre (which consent is not to be unreasonably withheld, conditioned or delayed).

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On August 13, 2018, the Company issued a press release announcing its intention to deregister its common and suspend its reporting obligations under the Exchange Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
2.1	Sixth Amendment, dated as of August 13, 2018, to the Unit Exchange Agreement, dated as of October 10, 2014, by and among Kitara Media Corp., Propel Media, Inc., formerly known as Kitara Holdco Corp., Propel Media LLC, formerly known as Future Ads LLC, Lowenstein Enterprises Corporation, Family Trust of Jared L. Pobre U/A DTD 12/13/2004, Newport Holding Trust and Neptune Capital Trust.
99.1	Press release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2018

PROPEL MEDIA, INC.

By:	/s/ Marv Tseu
	Name:	Marv Tseu
	Title:	Chief Executive Officer

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